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                                  EXHIBIT 10.8

                SUB-LEASE AGREEMENT DATED MAY 24, 1995, BETWEEN
                      THE COMPANY AND MEYBOHM REALTY, INC.

                              CROWELL & CO., INC.



STATE OF GEORGIA    )
                    )      SUB-LEASE AGREEMENT
COUNTY OF RICHMOND  )

   This Sub-Lease Agreement, made and entered into this 24th day of May 1995, between Crowell & Co., Inc., a Georgia Corporation, hereinafter referred to as Sub-Lessor, under a lease [the Primary Lease], entered into by and between Otis
L. Crowell and Crowell & Co., Inc., on June 1, 1989, (attached hereto and by reference incorporated herein as Exhibit "A"), and Meybohm Realty, Inc., a Georgia Corporation, hereinafter referred to as Sub-Lessee.

                              W I T N E S S E T H:
   That, in consideration of the mutual promises and obligations herein contained, and contained in a Post-Closing Agreement the parties hereby agree as follows:

   1.   DEMISE, DESCRIPTION AND USE OF PREMISES.

        1.1 In consideration of the rents and conditions herein stipulated to be paid and performed, Lessor hereby rents and leases to Lessee for the purpose of conducting thereon a residential real estate business that certain parcel of land,

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together with all improvements thereon, situate in Richmond County,
Georgia, and more particularly known as 2848 Washington Road, Augusta, Georgia.

   2.   TERM.

        2.1 The Term of this Lease shall commence on the 1st day of June 1995 at 12:01 A.M. and shall continue until Twelve (12:00) o'clock midnight on the 31st of May 1998. Sub-Lessee will take possession June 1, 1995.

        2.2 Sub-lessee shall have the right to cancel or terminate the remaining term of the sub-lease agreement on each annual anniversary (June 1) of the agreement, without penalty, by giving written notice to Sub-lessor prior to March 1, of the year sub-Lessee seeks to cancel the agreement.

   3.   RENT.

        3.1 Sub-Lessee agrees to pay to Sub-Lessor a monthly rental as more particularly stated in the Exhibit A attached to the Lease. That is $3,900 for the remainder or 1995, $4,100 for 1996, $4,100 for the 1997, and $4,100 for the
remainder of 1998.

   4.   ASSIGNMENT BY LESSEE.

        4.1 Sub-Lessee agrees to use the leased premises herein described for the purpose hereinafter stated, and for no other; and there shall be no subletting of the whole or any part thereof, except by the written consent of the Sub-Lessor. Should any part or all of said leased premises by sublet, the acceptance of any rent or any part thereof by Sub-Lessor from any sub-tenant shall not be construed as a waiver by the Sub-Lessor of any of the Sub-Lessor's rights or remedies hereunder against the Sub-Lessee.

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   5.   TAXES.

        5.1 Sub-Lessee agrees to pay its pro-rata share of all City, State, and County school taxes assessed against said leased property, including all improvements and equipment located thereon, as and when the same shall fall due.

        5.2 Sub-Lessee agrees to pay its pro-rata share of such other taxes, fees for licenses and permits as may be required of it during the term.

   6.   INDEMNIFICATION AND INSURANCE.

        6.1 Sub-Lessor and Otis L. Crowell shall in no way be liable to any person, firm or corporation for any damages arising out of Sub-Lessee's use of the leased premises. Sub-Lessee shall indemnify and hold harmless Sub-Lessor, Otis L. Crowell against any liability or loss arising out of any injury to (including death of) and person or damage to any property belonging to Sub-Lessee or to any other person occurring in or about the leased premises, or occurring as a result, directly or indirectly, of any use of this lease, and any renewal thereof. Sub-Lessee shall provide property, casualty and liability insurance to protect both itself, Sub-Lessor, and Otis L. Crowell.

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   7.   UTILITIES.

        7.1 Sub-Lessee agrees to pay promptly when due all charges for electricity, gas, water, telephone service and any other utilities furnished to the leased premises and prior to vacating said premises will furnish to Sub-Lessor evidence that it is not in arrears in the payments of such charges.

   8.   MAINTENANCE AND REPAIRS.

        8.1 All repairs, maintenance and replacement of any equipment during the term of this Lease or any extension hereof shall be the sole expense and responsibility of Sub-Lessee at no cost to Sub-Lessor.

   9.   CASUALTY.

        9.1 If all or substantially all of leased premises, including improvements thereon is damaged or destroyed by any casualty, Sub-Lessee shall have the option to rescind, cancel, terminate and void the lease upon delivery to Sub-Lessor and/or Otis L. Crowell, the insurance proceeds for such damage.

   10.  DEFAULT BY SUB-LESSEE'S AND SUB-LESSOR'S REMEDIES.
        10.1 In the event that:
          (a) Sub-Lessee shall default in the payment promptly when due of any rental, and such rental payment shall remain unpaid for ten (10) days after it shall become due;

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          (b) Sub-Lessee shall default in the performance of any one or more of the obligations of Lessee under the Lease, and if such default is not cured within the fifteen (15) days from the date written notice of such default is deposited in the United States Mail, registered or certified, properly addressed to Lessee; or

          (c) Sub-Lessee shall make any general assignment for the benefit of creditors or Sub-Lessee shall file any debt or relief proceedings in any Court, whether State or Federal, or Sub-Lessee shall be adjudicated bankrupt or insolvent, whether such adjudication be voluntary or involuntary; then in any one or more of the foregoing events, Sub-Lessor may, in addition to and not in limitation of such other remedies as are now or may hereafter be provided by law, pursue either of the following courses of actions at the option of the Sub-Lessor.

        Sub-Lessor shall:

          (d) Should Sub-Lessee be in default and fail to cure as provided in paragraph 11.1(b), Sub-Lessor has the option to declare the entire balance of the cancelable lease term due and payable, without further notice to the Sub-Lessee.

   In either event, Sub-Lessor shall also recover all expenses reasonably incurred by reason of the breach, including reasonable attorney fees.

   Upon the occurrence of any one or more of the events specified in sub-paragraphs (a) or (c) above, Sub-Lessor may, after ten (10) days written notice to Sub-Lessee, unless otherwise provided, resume possession of the leased premises and remove all persons thereupon, without being liable to indictment, prosecution or damages. Sub-Lessor shall have a reasonable time after resuming possession of the leased premises to elect whether such possession be deemed for Sub-Lessor's own account, or for the account of Sub-Lessee.

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   11.  NOTICES.

        11.1 It is agreed that whenever notice is required to be given hereunder that written notice be mailed or delivered to Sub-Lessor at 432 S. Belair Road, Martinez, Georgia, 30907, or such other address as Sub-Lessor shall furnish in writing, shall constitute sufficient notice to the Sub-Lessor. Written notice mailed or delivered to the Sub-Lessee at 3525 Walton Way, Suite B, Augusta, Georgia, 30909, or such other place as may be designated by the Sub-Lessee in writing, shall constitute notice to the Sub-Lessee.

   12.  BINDING EFFECT.

        12.1 All of the covenants, conditions and obligations contained in this Lease shall be binding upon and inure to the benefit of the respective heirs, administrators, executors, successors and assigns, of Sub-Lessor and Sub-Lessee to the same extent as if such heirs, administrators, executors, successors and assigns were in each case named a party of this Lease. This Lease may not be modified, changed or discharged except by a writing signed by Lessor and Lessee or their assigns.

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   13.  GOVERNING LAW.

        13.1 This Lease shall be governed by and interpreted under the laws of the State of Georgia.



                            SIGNATURE PAGE ATTACHED

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        IN WITNESS WHEREOF, the Sub-Lessor has caused these presents to be executed by its proper officers and affixed its corporate seal and the Sub-Lessee has caused these presents to be executed by its proper officers and affixed its corporate seal as of the day and year first above written.

MEYBOHM REALTY, INC.           CROWELL & CO., INC.


BY:  E. G. Meybohm             BY:  Otis L. Crowell
     -------------                  ---------------
AS:  PRESIDENT                 AS:  PRESIDENT

BY:  Laura Bompart Sprowls
     ---------------------
AS:  ASSISTANT SECRETARY


  [SEAL]                              [SEAL]



                WRITTEN CONSENT OF OTIS L. CROWELL IS ATTACHED.

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   FOR AND IN CONSIDERATION OF the payment of one ($1.00) dollar and other good and valuable consideration, hereby acknowledged by Otis L. Crowell, does hereby consent to the sub-lease of the within described premises by Crowell & Co., Inc., to Meybohm Realty, Inc., as herein-above provided. This sub-lease is subject to the primary lease which shall remain in full force and effect until its termination as provided for in the primary lease.

   This 24th day of May 1995.





                                 /s/ Otis L. Crowell
                                 ------------------------------
                                 Otis L. Crowell

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